1933 Act File No. 333-35785
                                             1940 Act File No. 811-08335

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933.......  X
                                                              -----

Post-Effective Amendment No.  2   ............................  X
                             -----                            -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No.  5   ............................................X
             -----                                             ----

                                    WCT FUNDS

               (Exact name of Registrant as Specified in Charter)

         Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                    (Address of Principal Executive Offices)

                                 (412) 288-1900

                         (Registrant's Telephone Number)

                            John W. McGonigle, Esq.,
                           Federated Investors Tower,

                       Pittsburgh, Pennsylvania 15222-3779

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

  X  immediately upon filing pursuant to paragraph (b)
  _ on _________________pursuant to paragraph (b)

 __ 60 days after filing pursuant to paragraph (a) (i)
    on                 pursuant to paragraph (a) (i).
    75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    Copies To:

Matthew G. Maloney, Esquire
Dickstein, Shapiro, Morin & Oshinsky, L.L.P.

2101 L Street, N.W.
Washington, D.C.  20037

WCT Equity Fund

A Portfolio of the WCT Funds

Shares of WCT Equity Fund, like shares of all mutual funds, are not bank deposits, federally insured, or guaranteed. WCT Fund shares may lose value.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.




CONTENTS

Fund Goals, Strategies and Risks                                   1
What are the Main Risks of Investing in the Fund?                  1
What are the Fund's Fees and Expenses?                             2
What are Equity Securities?                                        3
Portfolio Turnover                                                 3
Temporary Defensive Investments                                    3
What do Shares Cost?                                               4
How is the Fund Sold?                                              5
How to Purchase Shares                                             5
How to Redeem and Exchange Shares                                  7
Exchange Privileges                                                8
Account and Share Information                                      9
Dividends and Capital Gains                                        9
Accounts With Low Balances                                         10
Tax Information                                                    10
Who Manages the Fund                                               10
Financial Highlights                                               12
Report of Independent Public Accountants                           22



DECEMBER 31, 1998


Fund Goals, Strategies and Risks



WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide long-term capital appreciation.


WHAT IS THE FUND'S STRATEGY?

The Fund invests in value-oriented common and preferred stocks of large and medium-sized companies with market capitalizations in excess of $1.5 billion. The Fund may also occasionally invest in stocks of companies with smaller capitalizations that have value characteristics. These value characteristics may include a price-to-earnings ratio less than stocks in the S&P 500, higher-than-average dividend yields, or lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or are involved in company turnarounds and/or corporate restructurings. The Fund will invest at least 80% of its assets in equity securities .


What are the Main Risks of Investing in the Fund?

STOCK MARKET RISKS
The value of the stocks in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. Fluctuations in the Fund's portfolio may reflect changes in individual portfolio stocks or general changes in stock valuations and will result in changes in the Fund's share price. The Adviser attempts to manage market risk through diversification by limiting the amount the Fund invests in each stock.

Equity risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies. Therefore, you should expect that investments in the Fund will be more volatile than broad stock market indices such as the S&P 500 or funds that invest exclusively in large-capitalization companies.

What are the Fund's Fees and Expenses?

WCT EQUITY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees

Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                   4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or                  None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)                None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None
Exchange Fee                                                                                         None

Annual Fund Operating Expenses (Before Waivers)1

Expenses That are Deducted From Fund Assets (as a percentage of average net assets)

Management Fee2                                                                                        0.75%
Distribution (12b-1) Fee3                                                                              0.25%
Shareholder Services Fee4                                                                              0.25%
Other Expenses                                                                                         0.48%
Total Annual Fund Operating Expenses                                                                   1.73%
1  Although not contractually obligated to do so, the adviser, distributor and shareholders services provider waived certain amounts. These are shown below along with the net expenses of the Fund actually paid for the fiscal year ending
   October 31, 1998.

 Waiver of Fund Expenses                                                                               0.60%
 Total Actual Annual Operating Expenses (after waivers)                                                1.13%

2  The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.50% for the period ended October 31, 1998.

3  The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal period ended October 31, 1998. The Fund has no present intention of paying or accruing the distribution (12b-1) fee during the period ending October 31, 1999.

4  The Fund did not pay or accrue the Shareholder Services Fee during the period from December 16, 1997 (date of initial public investment) to April 30, 1998. Theshareholder services fee for the Fund has been voluntary reduced. This voluntary reduction can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary reduction) was 0.15% for the period from May 1 to October31,1998.



EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Calendar Period                                                 Fund
1 Year                                                     $        618
3 Year                                                     $        970
5 Year                                                     $      1,346
10 Year                                                    $      2,399



What are Equity Securities?



EQUITY SECURITIES



Equity securities are the fundamental unit of ownership of a company. They represent a share of the issuer's earnings and assets, after the issuer pays its liabilities. Generally, issuers have discretion as to the payment of any dividends or distributions. As a result, investors cannot predict the income they will receive from equity securities. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.



Common Stocks



Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund will treat such redeemable preferred stock as a fixed income security.

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities will be sold without regard to the length of time they have been held when the Fund's Adviser or Sub-Adviser believe it is appropriate to do so in light of the Fund's investment goal. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by the Fund (and thus, indirectly by its shareholders), and impact Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them.


Temporary Defensive Investments
To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short- term, high quality money market instruments (e.g., commercial paper, repurchase agreements, etc.). This may cause the Fund to temporarily forego greater investment returns for the safety of principal.

What do Shares Cost?

You can purchase, redeem, or exchange shares of the Fund any day the New York Stock Exchange (NYSE) and Federal Reserve wire system are open. When the Fund receives your transaction request in proper form, it is processed at the next determined public offering price.

The public offering price is the net asset value (NAV) plus the applicable sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. eastern time) each day the NYSE and Federal Reserve wire system are open, except Columbus Day and Veterans Day. The NAV is determined based upon the market value of the Fund's portfolio securities.

Fund shares are sold at NAV plus a sales charge, as follows:

Purchase Amount               Sales Charge as a           Sales Charge as a
                             Percentage of Public         Percentage of NAV

                                Offering Price

Less than $100,000                            4.50%                      4.71%
$100,000 but less                             3.75%                      3.90%
 than$250,000

$250,000 but less                             2.50%                      2.56%
 than$500,000
$500,000 but less                             2.00%                      2.04%
 than$750,000
$750,000 but less                             1.00%                      1.01%
 than $1 million
$1 million or greater                         0.00%                      0.00%



The minimum initial investment in the Fund by a trust customer of West Coast Trust Company or other financial institution is $5,000. The minimum initial investment for individual investors is $1,000. Subsequent investments by all investors must be in amounts of at least $100. The Fund may waive the initial minimum investment from time to time. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund.

Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.



The sales charge at purchase may be reduced or eliminated by:

 . quantity purchases of shares;

 . combining concurrent purchases of shares by you, your spouse, and your children under age 21;

 . accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current value of previous share purchases still invested in the Fund);

 . signing a letter of intent to purchase a specific dollar amount of shares within 13 months (call the Fund for an application and more information);

 . reinvesting redemption proceeds within 30 days;or

 . investing the proceeds, within 60 days, from a redemption of unaffiliated mutual fund shares sold with a sales charge.



If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional must notify the Fund's distributor at the time of purchase. If the distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on your previous purchases.

In addition, no sales charge is imposed on:

 . purchases by West Coast Trust for accounts in which it holds or manages assets;

 . trust companies and trust departments of other financial institutions;
 . banks and savings and loan associations for their own accounts;
 . trustees, employees, emeritus trustees and retired employees of the Trust,

  West Coast Trust, West Coast Bancorp, and Edgewood Services, Inc. and their respective subsidiaries, and their spouses and children under 21; and

 . customers, employees and employee benefit plans of Becker Capital Management, Inc. and their spouses and children under 21.

How is the Fund Sold?

The Fund's Distributor, Edgewood Services, Inc. markets the shares described in this prospectus to institutions or individuals, directly or through financial intermediaries. When the Distributor receives sales charges and marketing fees, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN



The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and financial intermediaries for the sale, distribution and customer servicing of the Fund's shares. The Fund is not presently paying or accruing 12b-1 fees. The Fund will not pay or accrue these fees until a separate class of shares has been created for certain institutional investors. Once the Fund begins accruing the 12b-1 fee, Fund expenses will rise.

How to Purchase Shares

You may purchase shares through an investment professional or directly from the Fund.

THROUGH WEST COAST TRUST

Trust customers placing an order to purchase shares of the Fund may open an account by calling West Coast Trust at 1-888-5-WCT-FUND (1-888-592-8386). Information needed to establish the account will be taken over the telephone.

DIRECTLY FROM THE FUND

 . Individual investors may establish an account with the Fund by submitting a completed account application available from West Coast Trust Shareholder Servicing Center at WCT Funds, POBox8612, Boston, MA 02266-8612 or by calling WestCoast Trust at 1-888-5-WCT-FUND (1-888-592-8386); and

 . Send your payment to the Fund by Federal Reserve wire or check.



You will become the owner of shares and your shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.

An institution may establish an account and placean order by calling the Fund and the Shares will be priced at the NAV on the day the Fund receives the order.



By Wire
Send your wire to:

 State Street Bank and Trust Company
 Boston, MA

 ABA Number 011000028
 Account Number 72097967

 Wire Order Number, Dealer Number, or Group Number
 Dollar Amount
 For Credit to: WCT Equity Fund
 Account Name and Number

You cannot purchase shares by wire on holidays when wire transfers are restricted.

By Check



Make your check payable to "WCT Equity Fund," note your account number on the check, and mail it to:

 WCT Funds
 P.O. Box 8612

 Boston, MA 02266-8612

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

 WCT Funds

 c/o Federated Services Company
 1099 Hingham Street

 Rockland, MA 02266

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third- party checks (checks originally payable to someone other than the Fund). If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent incurs.



THROUGH AN INVESTMENT PROFESSIONAL

 . Establish an account with the investment professional; and . Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of the shares and receive dividends when the Fund receives your payment.

 . Financial intermediaries should send payments according to the instructions in the sections ByWire or By Check.

THROUGH AN EXCHANGE



An investor may exchange shares of the Fund into any other portfolio of the Trust, when and if created, subject to the minimum initial investment requirements for the other portfolio. In addition, shares of the Fund may also be exchanged for certain other funds administered or distributed by subsidiaries of Federated that are not advised by West Coast Trust ("Federated Funds"). For further information on the availability of Federated Funds for exchange, call West Coast Trust Shareholder Servicing Center at 1-888-5-WCT-FUND (1-888-592-
8386). Both accounts must have a common owner.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional shares on a regular basis by completing the Systematic Investment Program section of the account application or contacting the Fund or your investment professional.

BY AUTOMATED CLEARINGHOUSE (ACH)

Once you have opened an account, you may purchase additional shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the account application.

RETIREMENT INVESTMENTS

You may purchase shares as retirement investments (such as qualified plans and IRAs). For further details, contact the West Coast Trust Shareholder Servicing Center at 1-888-5-WCT-FUND (1-888-592-8386). We suggest that you discuss these retirement investments with your tax adviser.

You may be charged an IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange shares:

 . through an investment professional if you purchased shares through an investment professional;or

 . directly from the Fund if you purchased shares directly from the Fund.



DIRECTLY FROM WEST COAST TRUST



By Telephone

You may redeem or exchange shares by calling the West Coast Shareholder Servicing Center at 1-888-5-WCT-FUND (1-888-592-8386) once you have completed the appropriate authorization form for telephone transactions. If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after your written request is received by the Fund in proper form.

Send requests by mail to:

 WCT Funds
 P.O. Box 8612

 Boston, MA 02266-86012

Send requests by private courier or overnight delivery to:

 WCT Funds

 c/o Federated Services Company
 1099 Hingham Street

 Rockland, MA 02266

All requests must include:

 . Fund Name, registered account name andnumber;
 . amount to be redeemed or exchanged;
 . signatures of all shareholders exactly as registered;and

 . if exchanging, the Fund/Class Name, registered account name and number into which you are exchanging.

Signature Guarantees
Signatures must be guaranteed if:

 . your redemption is to be sent to an address other than the address of record; . your redemption is to be sent to an address of record that was changed within the last thirty days;or

 . a redemption is payable to someone other than the shareholder(s) of record.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.



THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regulartrading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV afterthe Fund receives the order from your investment professional.

PAYMENT OPTIONS

Your redemption proceeds will be mailed by check to your address of record. However, the following payment options are available if you complete the appropriate authorization form. These payment options require a signature guarantee if they were not established prior to redeeming shares:

 . an electronic transfer to your depository account at a financial institution that is an ACH member;or

 . wire payment to your account at a domestic commercial bank that is a Federal
  Reserve System member.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:
 . to allow your purchase payment to clear;
 . during periods of market volatility; or . when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

REDEMPTION IN KIND

Although the Fund intends to pay share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole orinpart by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period.

Any share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

RETIREMENT DISTRIBUTIONS

A minimum of 10% of the value of your retirement distribution (redemption) will be withheld for taxes in the absence of your specific instructions.

Exchange Privileges

You may exchange shares of the Fund into shares of certain Federated Funds with common account owners. To do this, you must:

 . meet any minimum initial investment requirements;and
 . receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

The Fund may modify or terminate the exchange privilege at any time. The
Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange shares on a regular basis by completing the appropriate form or contacting your investment professional or the Fund. Your account value must have an account value of at least $10,000 to be eligible to participate in this program. This program may reduce, and eventually deplete, your account, and the payments should not be considered yield or income. Generally, it is not advisable to continue to purchase shares subject to a sales charge while redeeming shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. The Fund does not issue share certificates.

Dividends and Capital Gains



The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Accounts With Low Balances

Non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, the shareholder will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Tax Information

The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Capital gains distributions are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales.

Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?



The WCT Funds are governed by a Board of Trustees. The Board selects and oversees the Adviser, West Coast Trust Company, Inc. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 1000 Broadway, Suite 1100, Portland, Oregon 97205.

ADVISORY FEES



The Fund's Adviser receives an annual maximum investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntary choose to waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver of its advisory fee at any time at its sole discretion. The Adviser has delegated daily management of the Fund assets to the Sub-Adviser, Becker Capital Management, Inc., who is paid by the Adviser and not by the Fund.

ADVISER'S BACKGROUND



The Adviser is a wholly-owned subsidiary of West Coast Bancorp ("Bancorp"). Organized in 1981, Bancorp held approximately $1.2 billion in total assets as of October 31, 1998, and is the second largest bank holding company based in Oregon. Through its subsidiaries, The Commercial Bank, Valley Commercial Bank, The Bank of Newport, The Bank of Vancouver and West Coast Trust, Bancorp offers a full range of commercial banking services, including trust services to individuals, partnerships, corporations, and institutions and acts as fiduciary of estates and conservatorships, and as a trustee under various wills, trusts, and pension and profit-sharing plans. In addition, Bancorp and its subsidiaries offer tax-deferred annuities, single-premium whole life insurance, other insurance investment products and securities products. The Adviser has not previously served as an investment adviser to a mutual fund.

The Adviser manages common and collective funds with assets totaling approximately $33.7 million as of October 31, 1998.

SUB-ADVISER

Pursuant to the terms of an investment sub-advisory agreement between the Adviser and Becker Capital Management, Inc., the Sub-Adviser will make all investments on behalf of the Fund, and shall take such steps as may be necessary to implement the same, including the placement of purchases and sale orders on behalf of the Fund. For the services provided and the expenses incurred by the Sub-Adviser pursuant to the sub-advisory agreement, the Sub-Adviser is entitled to receive an annual sub-advisory fee equal to 0.50% of the daily assets of the Fund payable by the Adviser from the advisory fees. The Sub-Adviser may elect to waive some or all of its fee. Inno event shall the Fund be responsible for any fees due to the Sub-Adviser for its services to the Adviser.

SUB-ADVISER'S BACKGROUND

The Sub-Adviser is a registered investment advisory firm founded in 1976 as P.E. Becker Inc. In 1992, the Sub-Adviser changed its name to Becker Capital Management, Inc. The Sub-Adviser manages assets totaling approximately $2.0 billion for individuals, corporate pensions and profit sharing trusts, multi-employer trusts and endowment funds. The Sub-Adviser is a 100% employee owned firm. The Sub-Adviser is currently a sub-adviser for another mutual fund.

DONALD L. WOLCOTT

Donald L. Wolcott, Chartered Financial Analyst, has been the Fund's portfolio manager since November17, 1997. Mr. Wolcott is a Vice President and Portfolio Manager of Becker Capital Management, Inc., and has served in that capacity since 1987. His responsibilities include the management of portfolios for taxable individuals and charitable foundations and Mr. Wolcott also participates in strategic asset allocation decisions for the firm's balanced account portfolios. Mr. Wolcott received a B.A. in business from the University of Nebraska.

YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors ordisruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS



The following financial highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investments in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by ArthurAndersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.



Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Reference is made to the Report of Independent Auditors/Public Accountants on page 22.

Period Ended October 31                                  1998/1/
Net Asset Value, Beginning of Period                    $10.09

Income From Investment Operations:

Net investment income                                     0.12
Net realized and unrealized (loss) on investments        (0.75)

 TOTAL FROM INVESTMENT OPERATIONS                        (0.63)
Less Distributions:
Distributions from net investment income                 (0.10)
Net Asset Value, End of Period                          $ 9.36
Total Return2                                            (6.25%)

Ratios to Average Net Assets:

Expenses                                                  1.13%/3/
Net investment income                                     1.27%/3/
Expense waiver4                                           0.35%/3/

Supplemental Data:

Net assets, end of period (000 omitted)                 $49,106
Portfolio turnover                                          69%

1 Reflects operations for the period from December 16, 1997 (date of initial public investment) to October 31, 1998. For the period from November 17, 1997 (start of business) to December 15, 1997, the investment income was distributed to Federated Services Company, the Fund's Administrator.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3  Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements




Portfolio of Investments

OCTOBER 31, 1998

Shares                                                                  Value

             COMMON STOCKS91.8%
             Chemicals1.8%

37,000       Millennium Chemicals, Inc.                             $    901,875
             Commercial Services1.5%
25,000       Standard Register                                           717,187
             Consumer Durables7.6%
60,000       Clayton Homes, Inc.                                         926,250
18,000       Ford Motor Co.                                              976,500
15,000       General Motors Corp.                                        945,938
16,000       Goodyear Tire & Rubber Co.                                  862,000
             TOTAL                                                     3,710,688
             Electronic Technology9.6%

45,000    1  Andrew Corp.                                                736,875
12,000       Intel Corp.                                               1,070,250
65,000    1  LSI Logic Corp.                                             983,125
25,000       Rockwell International Corp.                              1,026,562
50,000       Tektronix, Inc.                                             893,750
             TOTAL                                                     4,710,562
             Finance14.6%

23,000       Allstate Corp.                                              990,438
58,002       Comdisco, Inc.                                              895,406
13,000       Federal National Mortgage Association                       920,562
26,000       GATX Corp.                                                  897,000
16,000       PNC Bank Corp.                                              800,000
22,000       SAFECO Corp.                                                952,875
20,000       SLM Holding Corp.                                           801,250
             Washington Federal, Inc.                                    934,063
35,000
             TOTAL                                                     7,191,594
             Health Technology3.6%

20,000       Bard (C.R.), Inc.                                           853,750
33,000       Mallinckrodt, Inc.                                          940,500
             TOTAL                                                     1,794,250
             Non-Energy Minerals1.2%

36,300       Quanex Corp.                                                612,562

             COMMON STOCKScontinued
             Oil15.5%

             Atlantic Richfield Co.                                 $  1,033,125
15,000
52,000       Enron Oil & Gas Co.                                         867,750
             Halliburton Co.                                           1,078,125
30,000
45,000       Occidental Petroleum Corp.                                  894,375
20,000       Repsol SA, ADR                                            1,000,000
50,000       Sante Fe International Corp.                                921,875
30,000       Ultramar Diamond Shamrock Corp.                             808,125
35,000       YPF Sociedad Anonima, ADR                                 1,012,813
             TOTAL                                                     7,616,188
             Process Industries5.3%

30,000       Tenneco, Inc.                                               911,250
19,100       Weyerhaeuser Co.                                            894,119
25,000       Willamette Industries, Inc.                                 775,000
             TOTAL                                                     2,580,369
             Producer Manufacturing9.7%

40,000       Case Corp.                                                  880,000
20,000       Caterpillar, Inc.                                           900,000
13,500       Eaton Corp.                                                 913,781
22,500    1  Gulfstream Aerospace Corp.                                  995,625
35,000    1  Raychem Corp.                                             1,069,687
             TOTAL                                                     4,759,093
             Real Estate1.8%

30,000       Mack-Cali Realty Corp.                                      888,750
             Retail Trade4.0%
30,000       Dillards, Inc., Class A                                     931,875
52,900    1  Toys 'R' Us, Inc.                                         1,034,856
             TOTAL                                                     1,966,731
             Technology Services5.5%

40,000       Arrow Electronics, Inc.                                     872,500
          1  Marshall Industries                                         862,500
30,000

             Xerox Corp.                                                 968,750
10,000
             TOTAL                                                     2,703,750
             Transportation6.5%

12,000    1  AMR Corp.                                                   804,000
40,000       Knightbridge Tankers Ltd.                                   870,000
             COMMON STOCKScontinued
             Transportationcontinued

33,900       Teekay Shipping Corp.                                  $    593,250
32,000       Tidewater, Inc.                                             906,000
             TOTAL                                                     3,173,250
             Utilities3.6%

16,000       Enron Corp.                                                 844,000
12,000       Telecomunicacoes Brasileiras SA, ADR                        911,250
             TOTAL                                                     1,755,250
             TOTAL COMMON STOCKS (IDENTIFIED COST $37,298,714)        45,082,099

             Mutual Funds4.6%

1,868,334    SSGA US Government Money Market Fund, Series A            1,868,334
404,180      Seven Seas Money Market Fund                                404,180

             TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)                   2,272,514
          2  TOTAL INVESTMENTS (IDENTIFIED COST $39,571,228)        $ 47,354,613

 1  Non-income producing security.

 2 The cost of investments for federal tax purposes amounts to $39,665,756. The net unrealized appreciation of investments on a federal tax basis amounts to $7,688,857 which is comprised of $10,287,353 appreciation and $2,598,496 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($49,105,954) at October 31, 1998.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
SA --Support Agreement

See Notes which are an integral part of the Financial Statements




Statement of Assets and Liabilities

OCTOBER 31, 1998

Assets:

Total investments in securities, at value (identified cost $39,571,228 and tax
 cost $39,665,756)                                                                                       $  47,354,613
Income receivable                                                                                               79,651
Receivable for investments sold                                                                              4,991,142
Receivable for shares sold                                                                                       4,939
 TOTAL ASSETS                                                                                               52,430,345
Liabilities:
Payable for investments purchased                                                   $ 3,130,471
Payable for shares redeemed                                                              31,914
Accrued expenses                                                                        162,006
 TOTAL LIABILITIES                                                                                           3,324,391
Net Assets for 5,246,904 shares outstanding                                                              $  49,105,954
Net Assets Consist of:

Paid in capital                                                                                          $  37,322,384
Net unrealized appreciation of investments                                                                   7,783,385
Accumulated net realized gain on investments                                                                 3,905,629
Undistributed net investment income                                                                             94,556
 TOTAL NET ASSETS                                                                                        $  49,105,954
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($49,105,954 / 5,246,904 shares outstanding)                                     $      9.36
Offering Price Per Share (100/95.50 x $9.36)/1/                                                            $      9.80
Redemption Proceeds Per Share                                                                              $      9.36

1    See "What Shares Cost" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 1998/1/


Investment Income:

Dividends (net of foreign taxes withheld of $16,086)                                                       $   1,113,854
Interest                                                                                                          87,019
 TOTAL INCOME                                                                                                  1,200,873
Expenses:
Investment advisory fee                                                             $  376,233
Administrative personnel and services fee                                               75,247
Custodian fees                                                                          15,600
Transfer and dividend disbursing agent fees and expenses                                32,000
Directors'/Trustees' fees                                                                4,000
Auditing fees                                                                           15,001
Legal fees                                                                               5,001
Portfolio accounting fees                                                               48,000
Shareholder services fee                                                                69,008
Share registration costs                                                                51,305
Printing and postage                                                                    10,499
Insurance premiums                                                                       3,501
Miscellaneous                                                                           12,000
 TOTAL EXPENSES                                                                        717,395
Waivers:
Waiver of investment advisory fee                           $  (125,411)
Waiver of shareholder services fee                              (26,975)
 TOTAL WAIVERS                                                                        (152,386)

Net expenses                                                                                                     565,009
Net investment income                                                                                            635,864

Realized and Unrealized Gain on Investments:

Net realized gain on investments                                                                               3,905,629
Net change in unrealized appreciation of investments                                                           7,783,385
Net realized and unrealized gain on investments                                                               11,689,014
Change in net assets resulting from operations                                                             $  12,324,878

1 Reflects operations for the period from December 16, 1997 (date of initial public investment) to October 31, 1998.

See Notes which are an integral part of the Financial Statements



Statement of Changes in Net Assets


Period Ended October 31                                                                              1998/1/

Increase (Decrease) in Net Assets:
Operations:

Net investment income                                                                            $     635,864
Net realized gain on investments ($4,000,157, as computed for federal tax purposes)                  3,905,629
Net change in unrealized appreciation                                                                7,783,385
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                     12,324,878
Distributions to Shareholders:
Distributions from net investment income                                                              (541,308)
Share Transactions:

Proceeds from sale of shares                                                                        53,909,696
Net asset value of shares issued to shareholders in payment of distributions declared                  264,287
Cost of shares redeemed                                                                            (16,951,599)
Change in net assets resulting from share transactions                                              37,222,384
Change in net assets                                                                                49,005,954
Net Assets:
Beginning of period                                                                                    100,000
End of period (including undistributed net investment income of $94,556)                         $  49,105,954

1 For the period from December 16, 1997 (date of initial public investment) to October 31, 1998.

See Notes which are an integral part of the Financial Statements



Notes to Financial Statements

OCTOBER 31, 1998

ORGANIZATION

WCT Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"Act"), as an open-end, management investment company. The Trust consists of one portfolio. The financial statements included herein are only those of WCT Equity Fund (the "Fund"), a diversified portfolio. The investment objective of the Fund is to provide long-term capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the"Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of theCode applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed DeliveryTransactions

The Fund may engage in when-issued or delayed deliverytransactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the tradedate.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Period Ended                                                               October 31,        December 15,

                                                                                  1998/1/             1997

Seeded share/2/                                                                     --              10,000
Shares sold                                                                  6,998,669                  --
Shares issued to shareholders in payment of distributions declared              26,439                  --
Shares redeemed                                                             (1,788,204)                 --
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                5,236,904              10,000

1 Reflects operations from December 16, 1997 (date of initial public investment) to October 31, 1998.

2 Reflects the issuance of 10,000 shares at $10.00 per share to the Administrator on November 17, 1997 (start of business).

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

West Coast Trust Company, Inc., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Becker Capital Management, Becker Capital Management receives an annual fee from the Adviser equal to 0.50% of the Fund's average daily net assets. In addition, Becker Capital Management may voluntarily choose to reduce its compensation. For the period ended October 31, 1998, Becker Capital Management, Inc. earned a sub-advisory fee of $203,303.47.

Administrative Fee

Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Fund for the period.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate Edgewood Services, Inc. For the period ended October 31, 1998, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this vountary waiver at any time at its sole discretion. For the period from December 16, 1997 to April30, 1998, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:

Purchases                                              $    71,607,491
Sales                                                  $    38,214,405

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Independent Public Accountants

TO THE BOARD OF TRUSTEES OF WCT FUNDS
AND SHAREHOLDERS OF WCT EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of WCT Equity Fund (an investment portfolio of WCT Funds, a Massachusetts business trust), including the schedule of portfolio investments, as of October 31, 1998, the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WCT Equity Fund (an investment portfolio of WCT Funds) as of October31, 1998, the results of its operations for the period then ended, the changes in its net assets for the period then ended, and its financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 23, 1998



WCT Equity Fund

A Portfolio of the WCT Funds

[WCT FUNDS LOGO]

    DECEMBER 31, 1998

An investment in WCT Equity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Statement of Additional Information (SAI) dated December 31, 1998 is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual and semi-annual reports and other information without charge write to or call West Coast TrustServicing Center at 1-888-5-WCT-FUND (1-888-592-8386).

You can obtain information about WCT Funds by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC, 20549-6009, or from the SEC's Internet Web site at: http://www.sec.gov. You cancall 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

Edgewood Services, Inc.
Distributor

SEC File No. 811-08335
Cusip 9293E100

   G02161-01 (12/98)               [RECYCLED PAPER LOGO]

                                 WCT EQUITY FUND

                           (A PORTFOLIO OF WCT FUNDS)

                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for WCT Equity Fund (a portfolio of WCT Funds) dated December 31, 1998. This SAI incorporates by reference the Fund's Annual Report. You may obtain the prospectus or Annual Report without charge by calling 1-888-5-WCT-FUND (1-888-592-8386).

     5800 CORPORATE DRIVE
     PITTSBURGH, PENNSYLVANIA 15237-7010

CUSIP 92923E100G00714-02(00/98)

EDGEWOOD SERVICES, INC.

Distributor

 .

TABLE OF CONTENTS

-----------------------------------------------------
I

HOW ARE THE FUNDS ORGANIZED              1

-----------------------------------------------------


-----------------------------------------------------

SECURITIES IN WHICH THE FUNDS INVEST     1

-----------------------------------------------------


SECURITIES DESCRIPTIONS, TECHNIQUES AND
RISKS                                    2

-----------------------------------------------------


INVESTMENT LIMITATIONS                   4

-----------------------------------------------------


DETERMINING MARKET VALUE OF SECURITIES   5

-----------------------------------------------------


WHAT DO SHARES COST?                     6

-----------------------------------------------------


HOW IS THE FUND SOLD?                    6

-----------------------------------------------------


HOW TO BUY SHARES                        7

-----------------------------------------------------


ACCOUNT AND SHARE INFORMATION            7

-----------------------------------------------------


EFFECT OF BANKING LAWS                   8

-----------------------------------------------------


TAX INFORMATION                          8

-----------------------------------------------------


WHO MANAGES AND PROVIDES SERVICES TO THE FUND    9

-----------------------------------------------------






HOW DOES THE FUND MEASURE PERFORMANCE   14

-----------------------------------------------------


PERFORMANCE COMPARISONS                 15

-----------------------------------------------------


FINANCIAL INFORMATION                   15

-----------------------------------------------------

9

-----------------------------------------------------
HOW ARE THE FUNDS ORGANIZED

-----------------------------------------------------

     The Fund is a diversified portfolio of WCT Funds (Trust). The Trust is an open-end management investment company that was established under the laws of the Commonwealth of Massachusetts on July 1, 1997.

     This Statement contains additional information about the Trust and the Fund. This Statement uses the same terms as defined in the prospectus.

SECURITIES IN WHICH THE FUND INVESTS


Following is a table that indicates which types of securities are a:
o       P = PRINCIPAL investment of the Fund; (shaded in chart)
o       A = ACCEPTABLE (but not principal) investment of the Fund

-------------------------------------- -----------

-------------------------------------- -----------
--------------------------------------- ----------
AMERICAN DEPOSITARY RECEIPTS            A

--------------------------------------- ----------
--------------------------------------- ----------
BANK INSTRUMENTS                        A

--------------------------------------- ----------
--------------------------------------- ----------
BORROWING                               A

--------------------------------------- ----------
--------------------------------------- ----------
COMMON STOCK                            P

--------------------------------------- ----------
--------------------------------------- ----------
CONVERTIBLE SECURITIES                  A

--------------------------------------- ----------
--------------------------------------- ----------
FOREIGN SECURITIES                      A

--------------------------------------- ----------
--------------------------------------- ----------
WHEN-ISSUED AND DELAYED DELIVERY        A
TRANSACTIONS

--------------------------------------- ----------
--------------------------------------- ----------
ILLIQUID AND RESTRICTED SECURITIES      A

--------------------------------------- ----------
--------------------------------------- ----------
LENDING OF PORTFOLIO SECURITIES         A

--------------------------------------- ----------
--------------------------------------- ----------
PREFERRED STOCKS                        A

--------------------------------------- ----------
--------------------------------------- ----------
PRIME COMMERCIAL PAPER                  A

--------------------------------------- ----------
--------------------------------------- ----------
REPURCHASE AGREEMENTS                   A

--------------------------------------- ----------
--------------------------------------- ----------
REVERSE REPURCHASE AGREEMENTS           A

--------------------------------------- ----------
--------------------------------------- ----------
SECURITIES OF OTHER INVESTMENT          A
COMPANIES

--------------------------------------- ----------
--------------------------------------- ----------
U.S. GOVERNMENT SECURITIES              A

--------------------------------------- ----------
--------------------------------------- ----------
WARRANTS                                A

--------------------------------------- ----------

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

     As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

     BANK INSTRUMENTS are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as EURODOLLAR instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as YANKEE instruments. BORROWING. The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities to restore the coverage even if it must sell the securities at a loss.

     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to Fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The short maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

     CONVERTIBLE SECURITIES are fixed income securities that the Fund has the option to exchange for equity securities at a specified CONVERSION PRICE. The option allows the

     Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

     DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

     FOREIGN SECURITIES. Foreign securities pose additional risks over U.S.-based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the United States. Foreign governments may exercise greater control over their economies, industries, and citizen's rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, taxation policies, currency exchange rates and regulations, and accounting standards. Because the Fund may invest up to 20% of its net assets in foreign securities, you should expect that these factors may adversely affect the value of an investment in the Fund. The Fund may incur higher costs and expenses when making foreign investments, which will impact the Fund's total return.

     LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis. If this occurs, the Fund may lose certain investment opportunities.

     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat such redeemable preferred stock as a fixed income security.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Fund's custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy. Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

     TEMPORARY INVESTMENTS. There may be times when market conditions warrant a defensive position. During these market conditions the Fund may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, and securities of other investment companies. The Fund's temporary investments must be of comparable quality to its primary investments.

     WARRANTS give the Fund the option to buy the issuer's stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund's records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

INVESTMENT LIMITATIONS


FUNDAMENTAL LIMITATIONS

     The following investment limitations are fundamental and cannot be changed without the vote of a majority of shareholders.

SELLING SHORT AND BUYING ON MARGIN

     The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

     The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets; provided that, while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before any additional investments are made.

     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage.

PLEDGING ASSETS

     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the total assets at the time of the pledge. For purposes of this limitation, the purchase of securities on a when-issued basis will not be deemed to be a pledge.

INVESTING IN REAL ESTATE

     The Fund will not purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

     The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

UNDERWRITING

     The Fund will not underwrite any issue of securities or participate in the marketing of securities of other issuers, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with the Fund's investment objective, policies, and limitations.

DIVERSIFICATION OF INVESTMENTS

     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of the its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

CONCENTRATION OF INVESTMENTS

     The Fund will not purchase securities if, as a result of such purchases, 25% or more of the value of its total assets would be invested in any one industry. The Fund may at times invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

LENDING CASH OR SECURITIES

     The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets, but it may purchase or hold corporate or government bonds, notes, bonds debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies, or the Trust's Declaration of Trust.

NON-FUNDAMENTAL LIMITATIONS

     The following investment limitations are non-fundamental and, therefore, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID AND RESTRICTED SECURITIES

     The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and certain other restricted securities which meet the criteria for liquidity as established by the Trustees), non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.

PURCHASING SECURITIES TO EXERCISE CONTROL

     The Fund will not purchase securities of a company for purpose of exercising control or management.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order of the SEC. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

DETERMINING MARKET VALUE OF SECURITIES

     Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities, at fair value as determined in good faith by the Board.

     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

     TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange
(NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?


     The Fund's net asset value (NAV) per share fluctuates and is based on the market value of all securities and other assets of the Fund.

     REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE. You can reduce or eliminate the applicable front-end sales charge, as follows:

     QUANTITY DISCOUNTS. Larger purchases reduce the sales charge you pay. You can combine purchases of shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

     ACCUMULATED PURCHASES. If you make an additional purchase of shares, you can count previous share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

     CONCURRENT PURCHASES. You can combine concurrent purchases of two or more WCT Funds, when and if created, or two or more Federated Funds (as defined in the prospectus) in calculating the applicable sales charge.

     LETTER OF INTENT. You can sign a letter of intent committing to purchase a certain amount of shares within a 13 month period in order to combine such purchases in calculating the applicable sales charge. The Fund's custodian will hold shares in escrow equal to the maximum applicable sales charge. If you complete your commitment, the escrowed shares will be released to your account. If you do not complete your commitment within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

     REINVESTMENT PRIVILEGE. You may reinvest, within 30 days, your share redemption proceeds at the next determined NAV, without any sales charge. This sales charge elimination is offered because a sales charge was previously assessed.

     PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES. You may purchase shares of the Fund at net asset value with the proceeds from redemption of shares of a mutual fund which was sold with a sales charge or commission. The purchase must be made within 60 days of the redemption, and the distributor must be notified by you in writing, or by your financial institution, at the time the purchase is made. To provide adequate proof, you must provide a statement showing the value liquidated from the other mutual fund. This offer is not available for the redemption of mutual fund shares that were or would be subject to a contingent deferred sales charge upon redemption.

     PURCHASES BY AFFILIATES OF THE FUND. Shares of the Fund may be purchased at net asset value by West Coast Trust for accounts in which West Coast Trust holds or manages assets, by trust companies, trust departments of other financial institutions and by banks and savings and loans for their own accounts. Trustees, emeritus trustees, employees and retired employees of the Trust, West Coast Trust, West Coast Bancorp and its subsidiaries, or Edgewood Services, Inc. or their affiliates, or any bank or investment dealer who has a sales agreement with Edgewood Services, Inc. with regard to the Fund, and their spouses and children under 21, may also buy shares at net asset value. In addition, customers, employee benefit plans, and employees of Becker Capital Management, Inc. and their spouses and children under 21 may also buy shares at net asset value.

HOW IS THE FUND SOLD?

     Under the distributor's contract with the Fund, the Distributor (Edgewood Services, Inc.), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

     The Distributor receives a front-end sales charge on certain share sales. The Distributor generally pays up to 85% of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 85% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to a financial intermediary.

SHAREHOLDER SERVICES

     The Fund may pay Federated Shareholder Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services may select others to perform these services for their customers and may pay them fees.

RULE 12B-1 PLAN

     As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of bank, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professional) to promote sales of shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. Also, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

     The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

SUPPLEMENTAL PAYMENTS

     Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services (but not out of Fund assets). The Distributor and/or Federated Shareholder Services may be reimbursed by the Adviser or its affiliates.

     Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

HOW TO BUY SHARES


SUBACCOUNTING SERVICES

     Investment professionals are encouraged to open single master accounts. However, certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services they provide that may be related to the ownership of shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

ACCOUNT AND SHARE INFORMATION


VOTING RIGHTS

     Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

     Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

     As of December 9, 1998, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: West Coast Trust Company, Salem, Oregon, owned approximately 4,939,300 (95.12%) shares. Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

EFFECT OF BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling, a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers.

     Some entities providing services to the Trust are subject to such banking laws and regulations. They believe that they may perform those services for the Fund contemplated by any agreement entered into with the Trust without violating those laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent these entities from continuing to perform all or a part of the above services. If this happens, the Trustees would consider alternative means of continuing available investment services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

TAX INFORMATION


FEDERAL INCOME TAX

     The Fund will pay no federal income tax because it expects to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies and to receive the special tax treatment afforded such companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

     The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

     If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

     Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

     If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?


BOARD OF TRUSTEES

     The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following data: name, address, birthdate, present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is comprised of one fund. As of December 9, 1998, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding shares.

     An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. The following symbol (#) denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.




NAME                                                                          COMPENSATION
BIRTHDATE                    PRINCIPAL OCCUPATIONS                            FROM TRUST
ADDRESS                      FOR PAST 5 YEARS
POSITION WITH TRUST

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
JOHN F. DONAHUE*##           Chief Executive Officer and Director or                   $0
Birthdate: July 28, 1924     Trustee of the Federated Fund Complex.
Federated Investors          Chairman and Director, Federated Investors,
Tower                        Inc.; Chairman and Trustee, Federated
1001 Liberty Avenue          Advisers, Federated Management, and
Pittsburgh, PA               Federated Research; Chairman and Director,
Chairman and Trustee         Federated Research Corp., and Federated
                             Global Research Corp.; Chairman, Passport
                             Research, Ltd.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
THOMAS G. BIGLEY             Director or Trustee of the Federated Fund                 $0
Birthdate: February 3,       Complex; Director, Member of Executive
1934                         Committee, Children's Hospital of
15 Old Timber Trail          Pittsburgh; formerly: Senior Partner, Ernst
Pittsburgh, PA               & Young LLP; Director, MED 3000 Group,
TRUSTEE                      Inc.; Director, Member of Executive
                             Committee, University of Pittsburgh.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
JOHN T. CONROY, JR.          Director or Trustee of the Federated Fund                 $0
Birthdate: June 23, 1937     Complex; President, Investment Properties
Wood/IPC Commercial          Corporation; Senior Vice President,
Dept.                        John R. Wood and Associates, Inc.,
John R. Wood                 Realtors; Partner or Trustee in private
Associates, Inc.             real estate ventures in Southwest Florida;
Realtors                     formerly: President, Naples Property
3255 Tamiami Trial           Management, Inc. and Northgate Village
North Naples, FL             Development Corporation.
TRUSTEE

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
WILLIAM J. COPELAND          Director or Trustee of the Federated Fund                 $0
Birthdate: July 4, 1918      Complex; Director and Member of the
One PNC Plaza-23rd Floor     Executive Committee, Michael Baker, Inc.;
Pittsburgh, PA               formerly: Vice Chairman and Director, PNC
TRUSTEE                      Bank, N.A., and PNC Bank Corp.; Director,

                             Ryan Homes, Inc.

                             Retired: Director, United Refinery;
                             Director, Forbes Fund; Chairman, Pittsburgh
                             Foundation; Chairman, Pittsburgh Civic

                             Light Opera.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
JAMES E. DOWD, ESQ.          Director or Trustee of the Federated Fund                 $0
Birthdate: May 18, 1922      Complex; Attorney-at-law; Director, The
571 Hayward Mill Road        Emerging Germany Fund, Inc.

Concord, MA

TRUSTEE                      Retired: President, Boston Stock Exchange,
                             Inc.; Regional Administrator, United States
                             Securities and Exchange Commission.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
LAWRENCE D. ELLIS, M.D.*     Director or Trustee of the Federated Fund                 $0
Birthdate: October 11,       Complex; Professor of Medicine, University
1932                         of Pittsburgh; Medical Director, University
3471 Fifth Avenue            of Pittsburgh Medical Center - Downtown;
Suite 1111                   Hematologist, Oncologist, and Internist,
Pittsburgh, PA               Presbyterian and Montefiore Hospitals;
TRUSTEE                      Member, National Board of Trustees,
                             Leukemia Society of America.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
EDWARD L. FLAHERTY,          Director or Trustee of the Federated Fund                 $0
JR., ESQ. #                  Complex; Attorney, of Counsel, Miller,

Birthdate: June 18, 1924     Ament, Henny & Kochuba; Director, Eat'N
Miller, Ament, Henny &       Park Restaurants, Inc.; formerly: Counsel,
Kochuba                      Horizon Financial, F.A., Western Region;
205 Ross Street              Partner, Meyer and Flaherty.

Pittsburgh, PA

TRUSTEE

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
PETER E. MADDEN              Director or Trustee of the Federated Fund                 $0
Birthdate: March 16,         Complex; formerly: Representative,
1942                         Commonwealth of Massachusetts General
One Royal Palm Way           Court; President, State Street Bank and
100 Royal Palm Way           Trust Company and State Street Corporation.
Palm Beach, FL

TRUSTEE                      Retired: Director, VISA USA and VISA
                             International; Chairman and Director,
                             Massachusetts Bankers Association;
                             Director, Depository Trust Corporation.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
JOHN E. MURRAY, JR.,         Director or Trustee of the Federated Fund                 $0
J.D., S.J.D.                 Complex; President, Law Professor, Duquesne
Birthdate: December 20,      University; Consulting Partner, Mollica &
1932                         Murray.
President, Duquesne

University                   Retired: Dean and Professor of Law,
Pittsburgh, PA               University of Pittsburgh School of Law;
TRUSTEE                      Dean and Professor of Law, Villanova

                             University School of Law.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
WESLEY W. POSVAR             Director or Trustee of the Federated Fund                 $0
Birthdate: September         Complex; President, World Society of
14, 1925                     Ekistics, Athens; Professor, International
1202 Cathedral of            Politics; Management Consultant; Trustee,
Learning                     Carnegie Endowment for International Peace,
University of Pittsbugh      RAND Corporation, Online Computer Library
Pittsbugh, PA                Center, Inc., National Defense University
TRUSTEE                      and U.S. Space Foundation; President
                             Emeritus, University of Pittsburgh;
                             Founding Chairman, National Advisory
                             Council for Environmental Policy and
                             Technology, Federal Emergency Management
                             Advisory Board and Czech Management Center,

                             Prague.

                             Retired: Professor, United States Military
                             Academy; Professor, United States Air Force

                             Academy.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
MARJORIE P. SMUTS            Director or Trustee of the Federated Fund                 $0
Birthdate: June 21, 1935     Complex; Public

4905 Bayard Street           Relations/Marketing/Conference Planning.
Pittsburgh, PA
TRUSTEE                      Retired: National Spokesperson, Aluminum

                             Company of America; business owner.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
J. CHRISTOPHER DONAHUE##     President or Executive Vice President of                  $0
Birthdate: April 11,         the Federated Fund Complex; Director or
1949                         Trustee of some of the Funds in the
Federated Investors          Federated Fund Complex; President and
Tower                        Director, Federated Investors, Inc.;
1001 Liberty Avenue          President and Trustee, Federated Advisers,
Pittsburgh, PA               Federated Management, and Federated
EXECUTIVE VICE PRESIDENT     Research; President and Director, Federated
                             Research Corp. and Federated Global
                             Research Corp.; President, Passport
                             Research, Ltd.; Trustee, Federated
                             Shareholder Services Company; Director,
                             Federated Services Company.

------------------------- -- --------------------------------------------- -- ------------ --




------------------------- -- --------------------------------------------- -- ------------ --
EDWARD C. GONZALES*          Trustee or Director of some of the Funds in               $0
Birthdate: October 22,       the Federated Fund Complex; President,
1930                         Executive Vice President and Treasurer of
Federated Investors          some of the Funds in the Federated Fund
Tower                        Complex; Vice Chairman, Federated
1001 Liberty Avenue          Investors, Inc.; Vice President, Federated
Pittsburgh, PA               Advisers, Federated Management, Federated
PRESIDENT, TREASURER         Research, Federated Research Corp.,
AND CHIEF FINANCIAL          Federated Global Research Corp. and
OFFICER                      Passport Research, Ltd.; Executive Vice
TRUSTEE                      President and Director, Federated
                             Securities Corp.; Trustee, Federated
                             Shareholder Services Company.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
JOHN W. MCGONIGLE            Executive Vice President and Secretary of                 $0
Birthdate: October 26,       the Federated Fund Complex; Executive Vice
1938                         President, Secretary, and Director,
Federated Investors          Federated Investors, Inc.; Trustee,
Tower                        Federated Advisers, Federated Management,
1001 Liberty Avenue          and Federated Research; Director, Federated
Pittsburgh, PA               Research Corp. and Federated Global
EXECUTIVE VICE               Research Corp.; Director, Federated
PRESIDENT AND SECRETARY      Services Company; Director, Federated
                             Securities Corp.

------------------------- -- --------------------------------------------- -- ------------ --
------------------------- -- --------------------------------------------- -- ------------ --
RICHARD B. FISHER            President or Vice President of some of the                $0
Birthdate: May 17, 1923      Funds in the Federated Fund Complex;

Federated Investors          Director or Trustee of some of the Funds in

Tower                        the Federated Fund Complex; Executive Vice
1001 Liberty Avenue          President, Federated Investors, Inc.;
Pittsburgh, PA               Chairman and Director, Federated Securities

VICE PRESIDENT               Corp.


     ## Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust

INVESTMENT ADVISER

     The Adviser conducts investment research and makes investment decisions for the Fund.

     The Adviser and the Sub-Adviser shall not be liable to the Trust, the Fund, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

     ADVISORY FEES. Gross income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all interest-bearing obligations, and dividend income recorded on the ex-dividend date but does not include capital gains or losses or reduction for expenses.

     The Adviser must waive the portion of its advisory fee that increases the Fund's aggregate annual operating expenses above .75% of its average daily net assets. The Fund's operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses. Because of internal controls maintained by West Coast Trust Company, Inc. and Becker Capital Management, Inc. to restrict the flow of non-public information, Fund investments are typically made without any knowledge of West Coast Trust or Becker Management Capital, Inc.

BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

     RESEARCH SERVICES. Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by the Sub-Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or Sub-Adviser might otherwise have paid, it would tend to reduce their expenses. The Adviser and Sub-Adviser exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and Sub-Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser and Sub-Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

     Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate as specified below:

                MAXIMUM              AVERAGE AGGREGATE DAILY NET

            ADMINISTRATIVE FEE                 ASSETS OF THE TRUST
               .15 of 1%                on the first $250 million
               .125 of 1%               on the next $250 million
               .10 of 1%                on the next $250 million
               .075 of 1%            on assets in excess of $750 million

     The administrative fee received during any fiscal year shall be at least $75,000. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

     Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets, plus out-of-pocket expenses.

CUSTODIAN

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP is the independent public accountant for the Fund.

FEES PAID BY THE FUND FOR SERVICES

FOR THE PERIOD FROM NOVEMBER 17, 1997 (START OF BUSINESS) TO OCTOBER 31, 1998
Advisory Fee..................$376,233

Sub-Advisory Fee..............$203,303
Brokerage Commissions...............$0
Administrative Fee.............$75,247
12b-1 Fee...........................$0
Shareholder Services Fee.......$42,033

     If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

HOW DOES THE FUND MEASURE PERFORMANCE?


     The Fund may advertise share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

     Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's expenses; and various other factors.

     Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

TOTAL RETURN

     Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

     The average annual total return for shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions.

     When shares of a fund are in existence for less than a year, the fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD

     The yield of shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period; by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

     To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

     S&P 400 MID CAP INDEX is an unmanaged capitalization weighted index that measures the performance of the mid-range of the U.S. stock market.

FINANCIAL INFORMATION


     The Financial Statements for the Fund for the fiscal year ended October 31, 1998 are incorporated herein by reference to the Annual Report to Shareholders of WCT Equity Fund dated October 31, 1998.





ADDRESSES


WCT EQUITY FUND

                                         Federated Investors Funds
                                         5800 Corporate Drive
                                         Pittsburgh, Pennsylvania 15237-7010


Distributor

EDGEWOOD SERVICES, INC.                  Clearing Operations
                                         P.O. Box 897,
                                         Pittsburgh, Pennsylvania 15230-0897


Investment Adviser

WEST COAST TRUST COMPANY, INC.           1000 Broadway, Suite 1100
                                         Portland, Oregon 97205


Sub-Investment Adviser

BECKER CAPITAL MANAGEMENT, INC.          1211 SW Fifth Avenue, Suite 2185
                                         Portland, Oregon 97205

Custodian

STATE STREET BANK AND TRUST COMPANY      P.O. Box 1713
                                         Boston, Massachusetts 02266-1713

Transfer Agent and Dividend Disbursing Agent
FEDERATED SHAREHOLDER SERVICES COMPANY         P.O. Box 8600

                                               Boston, Massachusetts 02266-8600

Independent Public Accountants

ARTHUR ANDERSEN LLP                            225 Franklin Street
                                               Boston, Massachusetts 02110-2812

-------------------------------------------------------------------------------







PART C.      OTHER INFORMATION.

Item 23.       Exhibits:

 (a)    Conformed copy of Declaration of Trust of the Registrant;(1)
 (b)    Copy of By-Laws of the Registrant;(1)

        (i)  Copy of Amendment No. 1 to the Bylaws;(4)
        (ii) Copy of Amendment No. 2 to the Bylaws;(4)
        (iii)Copy of Amendment No. 3 to the Bylaws;(4)

 (c)    Not applicable;

 (d)    (i)Conformed copy of Investment Advisory Contract of the Registrant;(3)
        (ii)Conformed copy of Sub-Advisory Agreement of the Registrant;(3)

 (e)    (i) Conformed copy of Distributor's Contract of the Registrant;(3)
        (ii)Conformed copy of Administrative Services Agreement of the Registrant;(3)
        (iii)Conformed copy of Sales Agreement of the  Registrant;(3)

 (f)    Not applicable;

 (g)    Conformed copy of Custodian Agreement of the Registrant;(3)

 (h)    (i) Conformed copy of Transfer Agency and Service Agreement of the
            Registrant;(3)
        (ii)Conformed copy of Shareholder Services Agreement of the Registrant;(3)
        (iii)Conformed copy of Shareholder Services Plan of the Registrant;(3)
        (iv)Conformed copy of Electronic Communications and Recordkeeping Agreement;+

 (i) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered;(3)
 (j)    (i) Conformed copy of Consent of Independent Public Accountants;(3)
 (k)    Not applicable;
 (l) Conformed copy of Initial Capital Understanding;(3)

-----------------
+       All exhibits have been filed electronically.

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed September 17, 1997. (File Nos. 333-35785 and 811-08335).

2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 Registration Statement on Form N-1A filed October 2, 1997. (File Nos. 333-35785 and 811-08335).

3. Response is incorporated by reference to Registrant's Pre- Effective Amendment No. 3 Registration Statement on Form N-1A filed November 25, 1997. (File Nos. 333-35785 and 811-08335).

4. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 Registration Statement on Form N-1A filed October 30, 1998. (File Nos. 333-35785 and 811-08335).

               (m) (i)Conformed copy of Distribution Plan;(3)
                   (ii)Conformed copy of 12b-1 Agreement;(3)

               (n) Financial Data Schedule;
               (o) Not applicable;
               (p) Power of Attorney.(2)

Item 24.       Persons Controlled by or Under Common Control with Registrant:

               No persons are controlled by the Registrant.
Item 25.       Indemnification:

     Indemnification is provided to Officers and Trustees of the Registrant pursuant to (Section 4 of Article XI of Registrant's Declaration of Trust. The Investment Advisory Contract between the Registrant and West Coast Trust Company, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Insofar as indemnification for liabilities may be permitted pursuant to
Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 26.       Business and Other Connections of Investment Adviser:

(a) West Coast Trust Company, Inc. ("West Coast Trust") is a registered investment adviser providing investment management services to individuals and institutional clients. West Coast Trust is a wholly-owned subsidiary of West Coast Bancorp ("Bancorp"). Organized in 1981, Bancorp is the second largest bank holding company based in Oregon. through its subsidiaries and affiliates, Bancorp offers a full range of commercial banking services, including trust services to individuals, partnerships, corporations, and institutions and acts as fiduciary of estates and conservatorships, and as a trustee under various wills, trusts and pension and profit-sharing plans. In addition, Bancorp and its subsidiaries offer tax-deferred annuities, single-premium whole life insurance, other insurance investment products and securities products.

     West Coast Trust has common and collective funds with assets totaling approximately $712.3 million as December 31, 1997. West Coast Trust has managed the WCT Funds since its inception in October 1997.

     The principal executive officers and Directors of West Coast Trust are set forth in the following table. Unless otherwise noted, the position listed under Other Substantial Business, Profession, Vocation or Employment is with West Coast Trust.

                                                          Other Substantial

                         Position With                    Business,Profession,

   NAME                  THE ADVISER                      VOCATION OR EMPLOYMENT

Andrew J. Gerlicher      President/Director

Marvin C. Abeene         Senior Vice President/
                         Trust Branch Manager

Cheryl Pfenning          Assistant Vice President/
                         Operations Manager and
                         Compliance Officer

Fred Springsteen         Vice President/Newport
                         Trust Manager

James B. Titus           Vice President/Employee
                         Sales & Administration

Rick Trout           Vice President - Portland/
                     Vancouver Trust Manager

Dennis B. Munsey     Sales Manager

Michael J. Bragg     Chairman of the Board/   Attorney-at-law, Director
                                              Grenley, Rotenberg,
                                              Evans, Bragg & Bodie, PC

David C. Grove, Sr.  Vice Chairman of the     President, Grove
                     Board/Director           Securities, Inc.

J. F. Ouderkirk      Director                 Attorney-at-law,

                                              Richardson, Ouderkirk & Hollen

Rodney B. Tibbatts   Director                 Executive Vice President/Director
Development, West                             of Corporate Coast Bancorp

Forrest A. Weil      Director                 Personal Investment

Gary D. Putnam       Director                 Executive Vice
                                              President & CFO
                                              Brentwood, Inc.

(b) Becker Capital Management, Inc. ("Becker") is a registered investment advisory firm founded in 1976 as P.E. Becker, Inc. Becker manages assets totaling approximately $2.0 billion for individuals, corporate pensions, and profit sharing trusts, multi-employer trusts and endowment funds.

     Becker is managed by Patrick E. Becker, Chairman and Chief Investment Officer; Gerald N. Brown, Equity Trader; Warren Hastings III C.F.A., Vice President, Fixed Income Portfolio Manager; Stephen D. Laveson, Vice President, Director of Fundamental Analysis; Michael C. Malone, Vice President, Investments; Janeen S. McAninch, President and Chief Operations Officer; Michael F. McCoy Ph.D., Vice President, Director of Quantitative Analysis; Michael A. McGarr C.F.A., Senior Research Analyst; Robert N. Schaeffer, Vice President, Equity Portfolio Manager; and Donald L. Wolcott C.F.A., Vice President, Portfolio Manager.

ITEM 27 PRINCIPAL UNDERWRITERS:

(a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Excelsior Funds, Inc., (formerly, UST Master Funds, Inc.), Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), FTI Funds, FundManager Portfolios, Great Plains Funds, Old Westbury Funds, Inc., Robertsons Stephens Investment Trust, WesMark Funds, WCT Funds.

               (b)

           (1)                                 (2)                             (3)

Name and Principal                  Positions and Offices              Positions and Offices
 BUSINESS ADDRESS                      WITH DISTRIBUTOR                   WITH REGISTRANT

Lawrence Caracciolo                 Director, President,                        --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Arthur L. Cherry                    Director,                                   --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

J. Christopher Donahue              Director,                                   --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Thomas P. Sholes                    Vice President,                             --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Ernest L. Linane                    Assistant Vice President,                   --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Christine T. Johnson                Assistance Vice President,                  --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Denis McAuley                       Treasurer,                                  --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Leslie K. Ross                      Secretary,                                  --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829

Amanda J. Reed                      Assistant Secretary,                        --
5800 Corporate Drive                Edgewood Services, Inc.
Pittsburgh, PA 15237-5829



Item 28.       LOCATION OF ACCOUNTS AND RECORDS:

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

WCT Funds                                      Federated Investors Tower
                                               Pittsburgh, PA  15222-3779

Federated Shareholder Services Company         P.O. Box 8600
      Transfer Agent, Dividend                 Boston, MA 02266-8600
      Disbursing Agent and Shareholder
      Servicing Agent

Federated Services Company                     Federated Investors Tower
      Administrator                            Pittsburgh, PA  15222-3779

West Coast Trust Company, Inc.                 1000 Broadway, Suite 1100
      Adviser                                  Portland, OR 97205

Becker Capital Management, Inc.                1211 SW Fifth Avenue,
     Sub-Adviser                               Ste. 2185
                                               Portland, OR 97204

State Street Bank and Trust Company            P.O. Box 8600
      Custodian                                Boston, MA 02266-8600

Arthur Andersen LLP                            2100 One PPG Place
      Independent Public Accountants           Pittsburgh, PA 15222

Item 29.       Management Services:  Not applicable.

Item 30.       Undertakings:

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WCT FUNDS, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of December, 1998.

                                    WCT FUNDS

                      BY: /s/C. Todd Gibson,
                      C. Todd Gibson, Assistant Secretary
                      Attorney in Fact for John F. Donahue

                      December 30, 1998

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

     NAME                                   TITLE                       DATE

By:  /s/C. Todd Gibson

     C. Todd Gibson                      Attorney In Fact      December 30,1998
     ASSISTANT SECRETARY                 For the Persons

                                         Listed Below

     NAME                                   TITLE

John F. Donahue*                         Chairman and Trustee
                                         (Chief Executive Officer)

Edward C. Gonzales*                      President, Treasurer and Trustee
                                         (Principal Financial and
                                         Accounting Officer)

Thomas G. Bigley*                        Trustee

John T. Conroy, Jr.*                     Trustee

William J. Copeland*                     Trustee

James E. Dowd*                           Trustee

Lawrence D. Ellis, M.D.*                 Trustee

Edward L. Flaherty, Jr.*                 Trustee

Peter E. Madden*                         Trustee

John E. Murray, Jr.*                     Trustee

Wesley W. Posvar*                        Trustee

Marjorie P. Smuts*                       Trustee

* By Power of Attorney